TechPrecision Corporation

*Excellence in Precision Manufacturing*



*Jim Reindl,*

*Chairman and CEO*

# TECHPRECISION CORPORATION

**February 2009**







http://www.techprecision.com

# Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand, increased competition, downturns in the economy, failure to comply with specific regulations pertaining to government projects, fluctuation of revenue due to the nature of project lifecycles, and other information detailed from time to time in the Company filings and future filings with the United States Securities and Exchange Commission. The forward-looking statements contained in this presentation are made only of this date, and the Company is under no obligation to revise or update these forward-looking statements.

# Equity Snapshot

| Ticker: | TPCS |
|---|---|
| Price (2/12/2009): | $0.55 |
| Market Capitalization (common & preferred): | $12.2M |
| Revenues (ttm): | $43.1M |
| Net Income (ttm): | $5.9M |
| Wtd. Avg. Basic Shares as of 12/31/2008: | 13.9M* |
| Basic Earnings Per Share (ttm): | $0.44 |
| Diluted Earnings Per Share (ttm): | $0.22 |

*As of 12/31/08 TechPrecision had 8.2 million shares of common stock reserved for issuance upon conversion of series A convertible preferred stock. There were 9.3 million shares issuable upon exercise of the warrants held by Barron Partners. There were 1.0 million shares issuable upon exercise of stock options or other equity-based incentives pursuant to the Company's 2006 long-term incentive plan.



# Corporate Overview

- TechPrecision's wholly-owned subsidiary, Ranor, Inc. established in 1956
- Specializes in large precision fabricated and machined assemblies
  - serving alternative energy, medical, nuclear, defense, aerospace, and other commercial industries
- "One-Stop Shop" for large complex components
  - engineering, fabrication, machining, quality control, assembly and production control services
- Build-to-order business model
  - customers provide design drawings, tolerances and specifications for projects
  - TechPrecision works one-on-one with customers until projects are completed
- 125 highly-skilled employees with extensive experience
- Headquarters in Westminster, Massachusetts



# Investment Highlights

- Fifty plus year history of manufacturing components with high tolerances to rigorous standards
- Refocused on winning long-term projects with more predictable costs
- Targeting high-growth alternative energy, medical and nuclear industries
- Complete integration services and numerous certifications create high entry barriers
- New growth strategy produces steady margins and profitability



Revenue ($ Million)
14.3
20.2
19.1
31.8
22.5
33.8
FY2005
FY2006
FY2007
FY2008
9 Mos. FY2008
9 Mos. FY2009



EBITDA ($ Million)
0.4
1.2
2.3
6.9
4.6
9.7
FY2005
FY2006
FY2007
FY2008
9 Mos. FY2008
9 Mos. FY2009

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing

# State-of-the-art Facilities

- Modern 125,000 sq. ft. manufacturing facility
  - Integrated fabrication and machining capabilities
  - 100-ton lift capacity
  - State-of-the-art welding equipment
  - Full range of large horizontal and vertical machining capabilities

- Currently evaluating plans for expansion both on- and off-site





# Excellence in Precision Manufacturing

- **Fifty plus year history of producing mission critical components:**
  - Hold numerous American Society of Mechanical Engineers (ASME) certifications
  - Approved to design and manufacture commercial nuclear equipment
- **Examples:**
  - Commercial -- Upper Strut and T-Foil Assemblies for Motion-Control System for high speed ferries
  - National Laboratory -- Rochester Target Mirror Structure – TC Installation
  - Defense -- DDX Magnetic Motor built for Office of Naval Research







# Manufacturing Cycle

**CUSTOMER**
Order Placement
Receipt of Goods

**Engineering**
Detailed manufacturing procedures
Review of customer drawings and specifications
Develop & suggest design improvements for constructability
Develop / assign welding procedures
Design required tools and fixtures
Develop manufacturing process routers
Develop CNC programs

**Quality Assurance**
Comprehensive Quality Assurance System
ASME & Military Certifications
Nondestructive Testing (RT, PT, MT, UT, Leak)
Dimensional Inspection (Mechanical and Laser)
Testing (Hydrostatic, Pneumatic, Load)
Corrective Action System
Quality Records Documentation

**Fabrication**
Perform operations to produce fabricated metal components
Cutting (Flame, Plasma, Saw, Shear)
Forming (Press Brake, Roll) Assembly
Welding – all processes – ASME & Military
Finishing (Grinding, Blasting, Painting)
Stress Relieving (Heat Treatment, Vibratory)

**Machining**
Perform machine operations to produce precision machined components
Horizontal CNC machining
Vertical CNC machining
Manual machining
Finishing operations
Inspection (utilizing Laser and other State-of-the Art equipment)
Mechanical assembly
testing

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing

# Serving the Alternative Energy Industry

- Increased focus on alternative energy projects due to sustained industry demand
- Solar industry – manufacture a proprietary product for a customer in the solar industry
  - PV industry revenues estimated at $17bn in 2007, projected to grow to $39bn in 2012, or 18% CAGR*
  - PV market grew to 2,826 megawatts in 2007, projected to grow to 9,917 megawatts by 2012, or 28.5% CAGR*
  - Total PV industry CAPEX reached $5bn in 2007*
- Exploring potential production programs for wind turbine and geothermal industries



****Source: Solarbuzz***

# Benefiting from Nuclear Renaissance

- **Nuclear renaissance driven by**
  - 40% increase in electricity demand by 2030
  - concern over fossil fuel emissions
- **Nuclear power is only large-scale energy source that does not produce carbon emissions**
- **According to Nuclear Energy Institute, as of August 2007**
  - 30 countries operating 439 nuclear reactors for electricity generation
  - 30 new nuclear plants under construction in 11 countries
  - 104 nuclear power plants currently in operation in US
- **US is at cusp of a new stage of nuclear construction**



*Source: International Atomic Energy Agency PRIS database*

# Precision Nuclear Components

- **Hold numerous ASME certifications, including "N" stamp**
  - Allows for design, manufacture and testing of commercial nuclear equipment
- **TechPrecision produces host of different parts for commercial nuclear applications**
  - Nuclear reactor Casks – combination steel and sealed poured concrete weighing 365 tons
  - Spent fuel storage containers – weighing 94.5 tons empty, designed to store 32 pressurized water reactor fuel elements





# Breakthrough Medical Technology



- **TechPrecision providing high precision components to medical industry customer**
  - At core of emerging technology
  - Providing key components for alternate proton beam therapy machines to treat cancer
- **Machine technology currently employed in industry today**
  - Fewer side effects than conventional radiation therapy, lower associated costs
  - Substantially reduced footprint and price point

# Revenue Breakdown for Q/E December 31, 2008



Medical, 23.07%
Defense, 6.4%
Nuclear, 0.53%
Aerospace, 1.08%
Commercial/Other, 17.72%
Alternative Energy, 51.21%

# Growing Backlog Trend



Million $
12.9
15.2
16.7
30.4
36
39
33.4
52.8
45.5
40
Q2 FY2007
Q3 FY2007
Q4 FY2007
Q1 FY2008
Q2 FY2008
Q3 FY2008
Q4 FY2008
Q1 FY2009
Q2 FY2009
Q3 FY2009



# Growth Strategy

- Leverage core competency in large-scale, high precision machining and metal fabrication
- Target higher-volume, long-term programs and complete product integration
- Capitalize on alternative energy industry opportunity
- Focus on other high-growth industries including medical, nuclear
- Expand existing footprint via organic or acquired growth

# Blue Chip Customers



## Solar

- GT Solar

## Defense

- General Dynamics Electric Boat
- BAE Systems
- L3 Communications
- Northrop Grumman

## Nuclear

- Transnuclear
- Areva
- Westinghouse
- Curtis Wright

## Aerospace

- Lockheed Martin
- Pratt and Whitney

# Experienced Management Team

- **James G. Reindl – Chairman and CEO**
  - BS in mechanical aerospace engineering
  - Previous management experience in the aerospace, military and precision metal manufacturing sectors
  - CEO of TechPrecision since its founding in 2006

- **Mary Desmond – CFO**
  - MBA from Fitchburg State College
  - CFO of Ranor since 1998, CFO of TechPrecision since 2006

- **Stanley Youtt – On-site Manager of Ranor**
  - BS in naval architecture and marine engineering, MS in civil engineering
  - Previous experience in power generation and military manufacturing fields including General Dynamics Electric Boat
  - On-site Manager of Ranor since 2000

TechPrecision Corporation

*Excellence in Precision Manufacturing*

# *Financial Highlights*



## TECHPRECISION CORPORATION







http://www.techprecision.com





# Income Statement

| Consolidated Income Statement ($ in Millions) | 9 Mos. FY2009 | 9 Mos. FY2008 | FY2008 | FY2007 |
|---|---|---|---|---|
| Revenues | 33.8 | 22.5 | 31.8 | 19.1 |
| Gross Profit | 11.0 | 5.8 | 8.3 | 3.5 |
| Gross Margin | 32.6% | 25.5% | 26.2% | 18.6% |
| Operating Expenses | 1.7 | 1.5 | 1.9 | 2.1 |
| Operating Income | 9.3 | 4.3 | 6.4 | 1.4 |
| Operating Margin | 27.5% | 19.0% | 20.1% | 7.6% |
| Net Income | 5.1 | 2.7 | 3.5 | 0.3 |
| Net Margin | 15.0% | 11.8% | 11.1% | 1.5% |
| Wtd. Avg. Basic Shares | 13.6 | 10.4 | 10.9 | 10.0 |
| EPS - Diluted | $0.19 | $0.10 | $0.12 | $0.03 |

Note: Net Income and EPS for fiscal year 2007 excludes the non-cash preferred stock dividend

# Strong Revenue Growth



Million $
14.2
20.2
19.0
31.8
22.5
33.8
FY2005
FY2006
FY2007
FY2008
9 Mos. FY2008
9 Mos. FY2009

# Quarterly Revenue Trends



Million $
4.2
3.7
5.5
5.6
6.5
6.4
9.6
9.3
11.7
13.6
8.6
Q1 FY2007
Q2 FY2007
Q3 FY2007
Q4 FY2007
Q1 FY2008
Q2 FY2008
Q3 FY2008
Q4 FY2008
Q1 FY2009
Q2 FY2009
Q3 FY2009

In Q3 FY09 51% of revenue came from the alternative energy industry

# Expanding Gross Margins



Gross Profit
Gross Margin
Million $
12.0
10.0
8.0
6.0
4.0
2.0
-
35%
30%
25%
20%
15%
10%
5%
0%
1.6
2.6
3.5
8.3
5.8
11
FY2005
FY2006
FY2007
FY2008
9 Mos. FY2008
9Mos. FY2009

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing

# EBITDA



12.0
10.0
8.0
6.0
4.0
2.0
-
Million $
EBITDA
EBITDA Margin
0.4
1.2
2.3
6.9
4.6
9.7
FY2005
FY2006
FY2007
FY2008
9 Mos. FY2008
9 Mos. FY2009
35%
30%
25%
20%
15%
10%
5%
0%

TECHPRECISION CORPORATION
Excellence in Precision Manufacturing

# Solid Profitability


Net Income (Loss)
Net Profit Margin
Million $
6.0
5.0
4.0
3.0
2.0
1.0
-
(1.0)
(2.0)
20%
15%
10%
5%
0%
-5%
-10%
FY2005
FY2006
FY2007
FY2008
9 Mos. FY2008
9 Mos. FY2009
(1.1)
(0.4)
0.3
3.5
2.7
5.1

TechPrecision Corporation
Excellence in Precision Manufacturing

# EPS (diluted)



$0.19
$0.12
$0.10
$0.03
FY2005
FY2006
FY2007
FY2008
9 Mos. FY2008
9 Mos. FY2009
($0.05)
($0.14)

# Balance Sheet Highlights

| ($ in Millions) | 9 Mos. FY2009 | FY2008 | FY2007 |
|---|---|---|---|
| Cash | 5.9 | 2.9 | 1.4 |
| Current Assets | 19.4 | 12.9 | 5.9 |
| Total Assets | 23.0 | 16.1 | 8.6 |
| Current Liabilities | 8.8 | 6.5 | 2.5 |
| Total Liabilities | 13.7 | 11.9 | 8.5 |
| Total Stockholder's Equity | 9.2 | 4.2 | 0.1 |

TechPrecision Corporation
Excellence in Precision Manufacturing

# Capitalization Structure as of 12/31/08

| Share Type | Number of Shares |
|---|---|
| Common Shares Outstanding: | 13,907,513 |
| Common Stock issuable upon conversion of series A preferred stock at $0.218: | 8,229,488 |
| Shares issuable upon exercise of warrants held by Barron Partners at $0.436: | 3,710,000 |
| Shares issuable upon exercise of warrants held by Barron Partners at $0.654: | 5,610,000 |
| Shares issuable upon exercise of stock options or other equity based incentives pursuant to the Company's 2006 long-term incentive plan: | 1,000,000 |
| Total: | 32,457,001 |



# Investment Summary

- Fifty plus year history of manufacturing components with high tolerances to rigorous standards
- Refocused on winning long-term projects with more predictable costs
- Targeting high growth alternative energy, medical and nuclear industries
- Complete integration services, numerous certifications create high entry barriers
- New growth strategy produces steady margins and profitability

# Contact Information

**TechPrecision Corp.**

James Reindl, CEO

Bella Drive

Westminster, MA 01473

Tel: (978) 874-0591

reindlj@ranor.com

www.techprecision.com

**CCG Investor Relations**

Crocker Coulson, President

1325 Avenue of the Americas, Suite 2800

New York, NY 10019

Tel: (646) 213-1915

crocker.coulson@ccgir.com

www.ccgir.com

TechPrecision
Corporation
*Excellence in Precision Manufacturing*


MITSUBISHI

*Thank you!*

**TECHPRECISION CORPORATION**







http://www.techprecision.com

# State-of-the-art Facilities

- **Modern 125,000 sq. ft. manufacturing facility**
  - Integrated fabrication and machining capabilities
  - 100-ton lift capacity
  - State-of-the-art welding equipment
  - Full range of large horizontal and vertical machining capabilities

- **Currently evaluating plans for expansion both on- and off-site**



